EXHIBIT 99.1


             CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Exhaust Technologies, Inc. on Form 10-QSB for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on December 14, 2002, I, Robert E. Sterling, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

         1.       the Periodic  Report fully complies with the  requirements  of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








Dated: December 14, 2002                                 /s/  Robert E. Sterling
                                                         -----------------------
                                                         Chief Executive Officer
                                                                   and
                                                         Chief Financial Officer